Fees Summary	Mar. 03, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 997,475,000
Previously Paid Amount	0
Total Fee Amount	152,713.43
Total Offset Amount	0
Net Fee	$ 152,713.43